Lessor:	Lessee:
FIRST NATIONAL CAPITAL, LLC	MILLER ENERGY RESOURCES, INC., AND
ALL AFFILIATES AND SUBSIDIARIES

By: /s/ Keith Duggan	By: /s/ Scott M. Boruff
Name: Keith Duggan	Name: Scott M. Boruff
Title: Manager	Title: Chief Executive Officer

1ST NATIONAL CAPITAL
A TRUSTED FINANCIAL RESOURCE

Equipment Schedule No. 01

This **EQUIPMENT SCHEDULE NO. 01** ("Schedule") between **First National Capital, LLC,** ("Lessor"), and Miller Energy Resources, Inc., and all Affiliates and Subsidiaries (each singularly and collectively referred to herein as "Lessee" and/or "Co-Lessees") is dated as of May 2, 2014 and is issued in connection with the Master Equipment Lease Agreement dated as of May 2, 2014 ("Master Lease"). Unless otherwise defined, capitalized terms used herein shall have the meanings specified in the Master Lease.

EQUIPMENT & INVOICING TERMS

1. **EQUIPMENT.** Pursuant to the terms and conditions of this Lease, Lessor leases to Lessee and Lessee leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate cost of such Equipment is $5,000,000.00 ("Total Cost").

2. **TERM.** The Initial Term of this Lease expires on the date that is 36 months after the Initial Term Commencement Date (the "Initial Term Expiration Date").

3. **RENT PAYMENT DATES; RENT.**

Initial Term (months): 36	**Equipment Cost:** $5,000,000.00
Rent: $159,915.00	**Deposit:** $319,830.00
Payment Frequency: Monthly (in advance)	**Monthly Equivalent Lease Rate Factor (MELRF):** .031983

At Lessor's sole and absolute discretion, the Deposit may be applied to the Lease as follows: 1) the last two rent payments or 2) in any event of Default, the Deposit will become a fee earned by Lessor and which shall not be deemed a cure or remedy of any Defaults. In the event that Lessor accepts this Schedule, and Lessee does not fulfill its commitment with respect to completion of the terms and conditions of the Lease including the agreed upon Equipment Cost, then the Deposit will be considered an earned processing fee by Lessor.

The actual Rent amount will be determined by multiplying the MELRF by the actual Equipment Cost. At the time of the Acceptance Date (or until such time as all final Lease related documentation is received by Lessor or Lessor's assigns), the MELRF may be adjusted upward in direct relation to any movement of US SWAP rates with a maturity equal to the Initial Period of the Schedule. The base rate to be used for comparison purposes shall be .98%.

4. **EQUIPMENT LOCATION; BILLING ADDRESS.** Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: The State of Alaska
The billing address of Lessee is: 9721 Cogdill Road, Suite 302, Knoxville, TN 37932

TRANSACTION TYPE TERMS

5. **PURCHASE, RENEWAL AND OPTION TERMS.** So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option (the "Purchase Option") to purchase all, but not less than all, Items of Equipment on the Initial Term Expiration Date at a price (the "Purchase Option Price") equal to $1.00. Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the Initial Term Expiration Date, shall be made on the Initial Term Expiration Date in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment **ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR HEREBY SPECIFICALLY DISCLAIMS ANY SUCH REPRESENTATIONS AND WARRANTIES AND MAY INCLUDE THESE AND OTHER DISCLAIMERS IN ANY SALE DOCUMENTATION.**

6. **NATURE OF TRANSACTION; SECURITY AGREEMENT.** (a) General. To secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessor pursuant to this Lease or otherwise, Lessee hereby grants to Lessor a first priority security interest in the Equipment and all related accessions, substitutions, replacements and proceeds. The parties intend to comply with all applicable laws, and if it is determined that any payment under the Lease exceeds any amount allowed by applicable law, then the excess portion shall be applied to the repayment of principal, and any interest will be charged at the highest rate allowed by law.

(b) Property Tax. Unless otherwise directed in writing by Lessor or required by applicable law, Lessee will list itself as owner of all Equipment for property tax purposes and will promptly pay all such taxes when due. In those jurisdictions in which Lessor is required to list itself as owner of Equipment, upon receipt by Lessee of any property tax bill pertaining to Equipment, Lessee will promptly forward the property tax bill and related payment to Lessor. Upon receipt by Lessor of a property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay the tax and invoice Lessee for the expense if Lessee has not submitted its payment with the bill.

(c) Disclaimer. **LESSEE HEREBY ACKNOWLEDGES THAT LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED HEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.**

MISCELLANEOUS TERMS & CONDITIONS

7. **INSURANCE; STIPULATED LOSS VALUE.** (a) Lessee shall arrange and pay for comprehensive public liability insurance in an amount not less than $5,000,000.00.

(b) As to any affected Equipment leased pursuant to this Schedule, "Stipulated Loss Value" means as of the date of its calculation, the sum of the present value of all future Rent owed discounted to the date of payment by Lessee at a per annum rate of interest equal to 2%.

8. COUNTERPARTS; DOCUMENT DELIVERY. (a) This Schedule may be executed in any number of counterparts, each of which when executed or otherwise authenticated and delivered constituting an original, but all together one and the same instrument. Notwithstanding the foregoing, Lessor and Lessee agree that they intend that there shall be only one manually executed original of this Schedule and, to the extent that this document constitutes chattel paper under the UCC, no security interest herein may be created by the transfer or possession of any counterpart other than the original hereof.

(b) Lessee represents and warrants that the Lease Documents have not been, and shall not be, altered or modified by Lessee regardless of whether such documentation was transmitted to Lessee *via* electronic or analog means.

9. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. The terms of the Master Lease are incorporated herein by reference and Lessee hereby reaffirms all terms of the Master Lease. If any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. This Schedule together with the Master Lease as incorporated herein, shall constitute a separate lease agreement and **LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE.** Lessee will promptly execute or otherwise authenticate and deliver to Lessor such further documents, instruments, assurances and other records and take such further action as Lessor may reasonably request in order to carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor under this Lease.

10. PAYMENTS. Lessee agrees that, for so long as lease payments are owed under the Schedule, it will take all steps necessary to enable Lessor to ACH debit Lessee's bank account for all payments, or establish and authorize regular ACH transfers from Lessee's primary checking to Lessors's bank account, whichever is preferred by Lessor at Lessor's sole discretion.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly authenticated and delivered on the day and year first above written.

Exhibit A

EQUIPMENT DESCRIPTION

Lessor: First National Capital, LLC

Lessee: Miller Energy Resources, Inc., and all Affiliates and Subsidiaries

Lease: Equipment Schedule No. 01 dated as of May 2, 2014 to Master Equipment Lease Agreement dated as of May 2, 2014

Rig #7				
Descripton	**Make**	**Model**	**Serial #**	**Equipment Comments**
Drawworks	National	1320-M	N-236	National B-1 Catheads
Auxiliary Brake	Parmag Inc	D631422	N/A	
Deadline Anchor	National	Type-E	N/A	
Compound	National	3- Hole	TOD- 4879	
Torque Converter	National	C-300-80- Type	1205	Drawworks 1 Rebuilt
Torque Converter	National	C-300-80- Type	1207	Drawworks 2
Torque Converter	National	C-300-80- Type	1206	Drawworks 3
Torque Converter	National	C-300-80- Type	3131	M.P. #1
Engines				
#1 Light Plant	CAT	3456	3FG01737	
#2 Light Plant	CAT	3456	3PG01076	
#1 M.P.	CAT	3512	LLF00107	
#2 M.P.	CAT	3512	LLF00115	Direct Drive/Air Clutch
#1 D.W.	CAT	3508	CBB00314	
#2 D.W.	CAT	3508	CBB0302	
#3 D.W.	CAT	3508	CBB00323	
Air Hoist				
# 1 Tugger	Ingersoll Rand	K6UL	8806	16,000 lbs
# 2 Tugger	Ingersoll Rand	K6UL	PPF8806	12,000 lbs
Mud Pumps				
# 1 M.P.	Bomco	FB 1300	Comparable to cont EMSCO	
# 2 M.P.	Bomco	FB 1300	Comparable to cont EMSCO	
Driller Console	National	1320-M		
Weight Indicator	Martin Decker	Type- E		Rebuilt
Gen #1		LCB	46B00784	KW Rating 455 ARR # 235-1211
Gen #2		SR4	CEA00552	KW Rating 455 ARR # 235-1211
Air Comp #1	NAPA AC	80-25T	09KOOL	D.W. Deck
Air Comp #2	Sullivan Pallitex	25DT-te	5.00E+30	In light plant
Rotary Table	National	C-27 1/2"	T3125	
Crown Blocks	LCM	# of sheaves 7	2-737367	12E587 T2c-725 Fastline 60"
Traveling Blocks	Gardner Denver	550 ton		12 Sheave
Hydro Hook	BJ		26952	
Swivel	BJ	P-500	649488	Capacity 500 ton 7 5/8 reg- rev
Kelly		6 5/8 HEX		53' long
D.P. Elevators	5" PCT 350 ton	65-c6		
D.P. Slips	WTM	7370000700		5"
D.C. Slips	WOOLY Tool	4 1/4- 5 3/4	8826-6	
Elevators	BJ	250 Ton	50322	5"
Elevator Links		500 ton		12'
Elevator Links		500 ton		16'
D.P. Elevators		150 ton	18538	4"
Rotary Tong	BJ	Type DB	25854	
Rotary Tong	WTM	Type A	C929C	
Derrick Stand	Homemade			
Block Stand	Homemade			
Conventional Catwalk	Homemade	4' tall		
Toolpusher Trailer	Tenton	10'x40'		Skid Mounted
Wireline Unit	Mathey	RET		719 15,000' of .092 new line
Shaker Tank	Homemade	50'x10'x9.5'	Desilter/Desander 8x10'	House 2 div 3 comp
Suction Tank	Homemade	50'x10'x9.5'	500 1 divider 2 compartments	
Intermediate Tank	Homemade	50'x10'x9.5'	Hopper Room 8x10' 1 div 2 comp	
Trip Tank	Homemade	10'x10'x8'		
Water Tank	Homemade	35'x10.6'x10.6'	39065	500 BBL
Fuel Tank	Homemade	50'x7.3'x9.4'		20,000 GAL
Roof for pitts x 3	Homemade	1-41'x11'	2-49.1' x 11.15' 3-42.15'x11.15'	
Light plant house	Homemade	50'x10'x9.4'		

4183546.2

Descripton	**Make**	**Model**	**Serial #**	**Equipment Comments**
Accumulator house	Homemade	50'x10'x9.4'		Change house and parts house also
Top dog house	Homemade	36'x10'x8.4'		
#1 motor shed house	Homemade	35.5'x10.7'x11.4'		
#2 motor shed house	Homemade	35.5'x8'x11.4'		
#3 motor shed house	Homemade	35.5'x9.8'x11.4		
#1 M.P. house	Homemade	33'x11'x14'		
#2 M.P house	Homemade	33'x11'x14'		
Boiler House	Homemade	37'x10'x10'		
Filter/Pump parts house	Homemade	20.7'x10'x12'		
Pipe Spinner	Oilworks	AC-325		Air/Chain Teeth
Derrick	Lee C Moore	T3831-27x814	2W575-500017	1,000,000# rated
B.O.P Accumulator	Cameron	Type-80	7 valve 10k closing unit	
Master Remote Control Panel			With Ambilical cord 150'	
Boiler		6-x-1250	14643	250 HP Steam cap-8625 MAWP-150PSI
Steam Heaters x 12				
Electrical heater top dog house superior	Q mark		MUH108	
Electric heater top dog house ruffneck	Q mark		MUH078	
Electric heater bottom dog house	Q mark		MUH108	
Electric heater bottom dog house	Q mark		MUH078	
Electric heater derrick shack	Q mark		MUH108	
Substructure	Box on Box + Pony sub			
Vee door ramp	Homemade	67"Wx33'L		
Vee door gate	Homemade	70"x36"		
Brand new spool of 1 3/8"x 5000' of drilling line				
1 set of bridle lines				
5" D.P.		G-105		221 joints
5" D.P.		S-135		372 joints
Pipe Racks	Homemade	4'Hx30'L		8 on location
Junk basket	Homemade	21.7'x10'x6.5'		
#1 pop offs	Sheer relief	QHV 30559		
#2 pop offs	Sheer relief	QHV 30559		
Agitator #1	Oilworks	Pit boss		1466 New shaft & blades
Agitator #2	Oilworks	Pit boss		1498 New shaft & blades
Agitator #3	Oilworks	Pit boss		1465 New shaft & blades
Agitator #4	Oilworks	Pit boss		1455 New shaft & blades
Agitator #5	Oilworks	Pit boss		1454 New shaft & blades
Agitator #6	Oilworks	Pit boss		1452 New shaft & blades
Agitator #7	Oilworks	Pit boss		1453 New shafts & blades
Stairs to top of dog house x 2	Homemade		42' Long	
Stairs F/Rig floor to motor shed x 2	Homemade		15' Long	
Stairs F/Motor shed to pit	Homemade		12' Long	
Stairs F/Motor shed to ground	Homemade		26' Long	
Stairs F/Pitts to ground	Homemade		12' Long	
Caustic Barrel	Homemade		1 BBL	
Auxiliary Equipment				
Kelly hose	National	53' Long	4"	10k
Bumper hose	National	15' Long	4"	10k
Portable light plant	Ingersoll rand	Max-lite 895	Lightsource/2005	Tow behind
Portable light plant	Allmand	5,000 watts	0022MXL04	Tow behind
Portable Fuel cell x 2		500 gal	With electric pumps	
Gas Buster	ZECO	with super choke		
Camp gen- tow behind	Ingersoll rand	G-90	407822UCTC24	230/480 volts
Welding shop	20'x15' homemade		Tooled out with complete welder needs	
Air Booster	Joy	Joy-W-500	18506	150/1400 PSI
Booster Power	Detroit	60 Series	6RE-212534	
Air Comp C-32	Ingersoll rand	C15/1170	JRE00316 350 PSI	Compressor & Motor
Air Comp C-33	Ingersoll rand	C15/1170	JRE00444 350 PSI	Compressor & Motor
Allmand Heater	Maxi Heat		0007MH05	Forced air
Allmand Heater	Maxi Heat		00440MXH04	Forced air

Descripton	Make	Model	Serial #	Equipment Comments
Godwin Pump		HL80	0748141-03	Fluid Transfer Pump
Screw Sucker		B100GG	33808	Fluid Transfer Pump
Forklift	Volvo	L 150 E	L150EV10193	Fork & Bucket Accessories
Forklift	Volvo	L170F	VCE0L70FP00062244	Fork & Bucket Accessories
Portable Air Compressor	Ingersoll rand	185	1.49E+11	125 PSI
Safety Trailer	Teton	10'x40'		Skid Mounted
Portable out house	Homemade	10'x12'		
4" D.P. XT-39	15.6# per ft			Yellow Band
Choke Manifold	Series of high pressure valves	10 M		
B.O.P.- Double gate	Cameron 13 5/8	10 M	14711302	10 M
B.O.P. Single gate	Cameron 13 5/8	10 M	43-429-2-51/ 09100004	10 M
B.O.P. Annular	Hydril 13 5/8	10 M	R-6186 TAG/ H 70056	10 M
Mud Cross	Daton	10 M		13 5/8"
HCR Valve	No tag	10 M		
Choke side valves on mud cross x 2		10 M		4 1/16
Check Valves on kill line		5 M		2 1/16
Kill Line side valves on mud cross x 2		10 M	27129/27159	3 1/16
Spool (DSA adapter)		3 M to 10 M		
Desander	National	2 cone		
Desilter	National	10 cone		
Shale shaker #1	Fluid system	64X-12	2070	
Shale shaker #2	Fluid system	64X-12	2071	
T.D. Engine	CAT	3508	OF202869	
Transformer for V.F.D.	Hammond	NEMA-3R	ME05G	800 KVA-3 PHASE
T.D. Gen		SR4-B	2DN02223	KW Rating 910
Top Drive House	Homemade	34'x8"x11'		
Top Drive Unit	Varco	TDS- 11SA	552	
Power slips	WTM	737-000	0700 RL	
Hydraulic Catwalk	Pipe Wrangler	1203-0100	FPW- 011	
6.5" D.C.	D.C..			14 Good
Spill response traile	10'x8'	Tow behind		
Mechanic shope x2	20'x8'	Both are tooled out with tools and specialty spare parts		
B.O.P. Parts connex	20'x8'	Spare B.O.P. Parts Bolts, Nuts, DSA, API, Rings, Hammer wrenches		
Parts connex	20'x8'	Pipe fitting parts unions weld o lets, nipples, collards etc..		
Parts connex	20'x8'	Spare Sub's, Bits, Bit breakers etc..		
Parts connex	20'x8'	Spare parts for the rig		
Parts connex	20'x8'	Lube Connex		
Machine shop	20'x8'	Lathe, Manuel mill, drill press, etc..		
Spare connex's	20'x8'	Spare connex with additional equipment		6 spare
Casing:				
22" casing		16 Joints	Approx= 632'	
13 3/8" casing		78 Joints	Approx= 3,081'	
9 5/8" casing		143 Joints	Approx= 5,648'	
7 5/8" Flush Joint casing		191 Joints	Approx= 7,544'	
7 5/8" Slotted liner		26 Joints	Approx= 1,027'	
6 5/8" casing		5 Joints	Approx= 197'	
6 5/8" slotted liner		100 Joints	Approx 3,950'	

Including all additions, accessions, and attachments thereto, and all substitutions, replacements, and proceeds (including insurance proceeds) thereof.